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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                        (Date of earliest event reported)
                                FEBRUARY 15, 2005

                        RAPTOR NETWORKS TECHNOLOGY, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

           COLORADO                                             84-1573852
       (State or other                                        (IRS Employer
jurisdiction of incorporation)                            Identification Number)

                                    333-74846
                            (Commission File Number)

                          1241 E. DYER ROAD, SUITE 150
                               SANTA ANA, CA 92705
                    (Address of Principal Executive Offices)

                                 (949) 623-9300
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

         As previous disclosed in Item 2.03 of the Company's Form 8-K filed November 10, 2004, on November 5, 2004, the Company secured additional private debt financing from a private-party non-affiliate, in the original aggregate principal amount of One Million Dollars ($1,000,000). The net proceeds to the Company were Nine Hundred Thousand Dollars ($900,000), after the payment of a 10% placement fee. The debt is evidenced by a Convertible Bridge Note, dated November 18, 2004, payable on demand after August 2005, which accrues interest at the annual rate of ten percent (10%) and comprises an unsecured obligation of the Company. The entire principal and accrued interest of the loan is convertible by the Company into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000, if and when undertaken by the Company, at a twenty percent (20%) discount from the purchase price set in such future offering, if any.

         In addition, as further consideration for the debt financing, the Company agreed to issue 400,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $1.25 per share. However, pursuant to an agreement to secure additional funding entered into between the Company and one of its private placement agents on February 11, 2005 (the "Funding Agreement"), the purchase price of the warrants was reduced to $0.60 per share. In addition, pursuant to the Funding Agreement, the number of warrants issued in connection with the $1,000,000 financing was increased from 400,000 to 600,000. The warrants for the purchase of 600,000 shares of the Company's Common Stock at a purchase price of $0.60 per share were issued by the Company on February 15, 2005, effective as of November 18, 2004 (the date the Convertible Bridge Note was issued), and expire on November 18, 2009.

         As previously disclosed in Item 1.01 of the Company's Form 8-K filed January 24, 2005, on January 14, 2005, the Company secured additional private debt financing from various private-party non-affiliate individuals, in the original aggregate principal amount of Two Hundred Seventy-Five Thousand Dollars ($275,000). The net proceeds to the Company were Two Hundred Forty-Seven Thousand Five Hundred Dollars ($247,500), after the payment of a 10% placement fee. The debt is evidenced by seven Convertible Bridge Notes, each dated January 21, 2005, payable on demand after August 2005, which accrue interest at the annual rate of ten percent (10%) and comprise an unsecured obligation of the Company. The entire principal and accrued interest of the loan is convertible by the Company into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000, if and when undertaken by the Company, at a twenty percent (20%) discount from the purchase price set in such future offering, if any.

         In addition, as further consideration for the debt financing, the Company agreed to issue 110,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $1.25 per share. However, pursuant to the Funding Agreement, the purchase price of the warrants was reduced to $0.60 per share. In addition, pursuant to the Funding Agreement, the number of warrants issued in connection with the $275,000 financing was increased from 110,000 to 165,000. The warrants for the purchase of 165,000 shares of the Company's Common Stock at a purchase price of $0.60 per share were issued by the Company on February 15, 2005, effective as of January 21, 2005 (the date the Convertible Bridge Notes were issued), and expire on January 21, 2010.

         As previously disclosed in Item 8.01 of the Company's Form 8-K filed January 24, 2005, on January 14, 2005, the Company issued 975,000 shares of its Common Stock to Palisades Capital, LLC ("Palisades"), pursuant to a settlement agreement entered into between the Company, Palisades and other related parties. The shares were issued as partial consideration for a general release by Palisades and other plaintiffs of any and all known or unknown claims or actions against the Company, it executive officers, one of the Company's corporate counsel, the Company's transfer agent and all other shareholders, officers, directors and employees of the Company.


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         As previously disclosed in Item 1.01 of the Company's Form 8-K filed
February 3, 2005, on January 28, 2005, the Company secured additional private debt financing from various private-party non-affiliate individuals, in the aggregate original principal amount of One Hundred Thirty Thousand Dollars ($130,000). The net proceeds to the Company were One Hundred Seventeen Thousand Dollars ($117,000), after the payment of a 10% placement fee. The debt is evidenced by six Convertible Bridge Notes, each dated January 31, 2005, payable on demand after August 2005, which accrue interest at the annual rate of ten percent (10%) and comprise an unsecured obligation of the Company. The entire principal and accrued interest of the loan is convertible by the Company into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000, if and when undertaken by the Company, at a twenty percent (20%) discount from the purchase price set in such future offering, if any.

         In addition, as further consideration for the debt financing, the Company agreed to issue 52,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $1.25 per share. However, pursuant to the Funding Agreement, the purchase price of the warrants was reduced to $0.60 per share. In addition, pursuant to the Funding Agreement, the number of warrants issued in connection with the $130,000 financing was increased from 52,000 to 78,000. The warrants for the purchase of 78,000 shares of the Company's Common Stock at a purchase price of $0.60 per share were issued by the Company on February 15, 2005, effective as of January 31, 2005 (the date the Convertible Bridge Notes were issued), and expire on January 31, 2010.

         As previously disclosed in Item 1.01 of the Company's Form 8-K filed February 22, 2005, on February 15, 2005, the Company secured additional private debt financing from various private-party non-affiliate individuals, in the aggregate original principal amount of One Hundred Forty Thousand Dollars ($140,000). The net proceeds to the Company were One Hundred Twenty-Six Thousand Dollars ($126,000), after the payment of a 10% placement fee. The debt is evidenced by six Convertible Bridge Notes, each dated February 15, 2005, payable on demand after August 31, 2005, which accrue interest at the annual rate of ten percent (10%) and comprise an unsecured obligation of the Company. The entire principal and accrued interest of the loan is convertible by the Company into shares issued in a future equity or equity based financing with gross proceeds of at least $4,000,000, if and when undertaken by the Company, at a twenty percent (20%) discount from the purchase price set in such future offering, if any.

         In addition, as further consideration for the debt financing, on February 15, 2005, the Company issued 84,000 warrants for the purchase of the Company's authorized but previously unissued Common Stock with a purchase price of $0.60 per share, which warrants expire on February 15, 2010.

         As previously disclosed in Item 8.01 of the Company's Form 8-K filed February 22, 2005, on February 15, 2005, the Company agreed to issue 262,500 shares of its Common Stock to plaintiffs and plaintiffs' counsel pursuant to a settlement agreement entered into on February 15, 2005 between the plaintiffs and the Company. The shares were issued as partial consideration for a general release by plaintiffs of any and all known or unknown claims or actions against the Company, several of the Company's current executive officers, one of the Company's past executive officers, and all other shareholders, officers, directors and employees of the Company.

         The issuances of securities described above were made in reliance upon the exemption from registration available under Section 4(2) of the Securities Act of 1933, as amended, among others, as a transaction not involving a public offering. This exemption was claimed on the basis that the transactions did not involve any public offering and the purchasers provided written assurances that they were accredited or sophisticated and had sufficient access to the kind of information registration would provide. The securities were issued with appropriate restrictive legends.

5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

         On February 16, 2005, the Board of Directors of the Company ratified the following amendment to the Company's Bylaws, effective immediately:

         Article II, Section I, was amended to increase the number of directors of the Company to four. Prior to the amendment, the Bylaws provided that the Company was to be managed by a Board of Directors consisting of two directors.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 23, 2005                  RAPTOR NETWORKS TECHNOLOGY, INC.



                                         By: /s/ Bob van Leyen
                                             -----------------------------------
                                             Bob van Leyen
                                             Secretary/Chief Financial Officer




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